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EXHIBIT 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2002, relating to the consolidated financial statements, which appears in Microvision, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP
Seattle, Washington
May 23,2002

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  EXHIBIT 23.1
Consent of Independent Accountants